                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-10067
                                                      ----------

                           Eaton Vance Variable Trust
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                         (Registrant's Telephone Number)

                                   December 31
                                   -----------
                             Date of Fiscal Year End

                                December 31, 2003
                                -----------------
                            Date of Reporting Period

ITEM 1. REPORTS TO STOCKHOLDERS

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT DECEMBER 31, 2003

[GRAPHIC IMAGE]

EATON VANCE
VT
WORLDWIDE
HEALTH
SCIENCES
FUND

[GRAPHIC IMAGE]

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                  PRIVACY NOTICE

     The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

     - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

     - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

     - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

       For more information about Eaton Vance's privacy policies, call: 1-800-262-1122


                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

     The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

     EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

     If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

     Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND as of December 31, 2003

MANAGEMENT DISCUSSION

AN INTERVIEW WITH SAMUEL D. ISALY, MANAGING PARTNER, ORBIMED ADVISORS LLC, INVESTMENT ADVISER TO EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND

[PHOTO OF SAMUEL D. ISALY]

Samuel D. Isaly
Portfolio Manger

Q: Sam, how did the Fund perform during its fiscal year ended December 31, 2003?

A: I'm pleased to say that in a turnaround year for the equity markets, the biotechnology and pharmaceutical sectors participated fully. For the 12 months ended December 31, 2003, Eaton Vance VT Worldwide Health Sciences Fund returned 29.98%. This return was the result of an increase in net asset value from $8.14 per share on December 31, 2002 to $10.58 per share on December 31, 2003. The Fund outperformed the 28.67% return of one of its benchmark indices, the Standard & Poor's 500 Index, but lagged its other benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI
   EAFE) Index, which returned 38.59%. The Fund also lagged its peer group, the Lipper Health/Biotechnology Funds classification, which had an average return of 31.73%.(1)

Q: What were the main factors contributing to the Fund's performance during the past year?

A: 2003 was a positive year for the Fund, as it was for the stock market in general. All of the major trends that contributed to negative returns in 2002 were reversed in 2003. There was a more favorable environment at the U.S. Food and Drug Administration (FDA) with the appointment of a new commissioner; there was a generally positive sentiment among equity investors; earnings growth for pharmaceutical and biotechnology companies was impressive; and there was powerful evidence of scientific advance. Finally, there was generally a higher confidence among investors in this sector that, in the near future and for many years to come, more firms seeking to develop new drugs or treatments would become profitable than had been anticipated.

Q: What role has the new FDA commissioner played?

A: The new commissioner, Mark McClellan, has had a positive effect on our sector since he was sworn into office in November 2002. Early in his tenure, he outlined a plan to cooperate more closely with companies developing new drugs. He has worked to make the review process more effective, with less bureaucracy but also with improved guidelines. For example, he has improved communication of the agency's expectations for new drugs, which can streamline the application process by clarifying or eliminating potential hurdles.

Q: How would you describe the Fund's investment strategy to new investors?

A: The Fund's strategy has always been to balance the investment of assets between companies involved in the worldwide marketing and distribution of pharmaceutical treatments and those seeking to discover new products and treatments through extensive proprietary research and clinical studies --

FUND INFORMATION
AS OF DECEMBER 31, 2003

Performance(2)
SEC Average Annual Total Returns

One Year                          29.98%
Life of Fund+                      2.13%

+Inception Date - 5/2/01

(1) It is not possible to invest directly in an Index or Lipper Classification.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. There is no sales charge. Insurance-related charges not included in calculations of returns. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be different.


  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
       TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

   often in alliance with the much larger distribution firms. We strive to keep the weightings of each group at approximately 50% under normal market conditions. The Fund also invests for the long term and has relatively low turnover, with an average holding period of approximately four years. While the Fund does not have specific geographic weighting targets, it is well diversified across a broad range of countries.

Q: How did this strategy help the Fund during the past year?

A: The diversification between the two groups was enormously helpful, as the newer biotechnology companies performed well, while the larger pharmaceutical distribution firms had lower returns. The Nasdaq Biotechnology Index rose approximately 45% for the year, while the Dow Jones Pharmaceutical Index increased only about 5% during the same period.*

Q: What were the reasons for this discrepancy?

A: There were two primary reasons for the underperformance among the larger drug firms. First, there were fears about Medicare prescription drug coverage; and second, there were continuing concerns about product line renewal in the face of patent expirations. The Medicare issue has largely been resolved, with the passage of legislation during the year. We believe the removal of the uncertainty surrounding Medicare drug reimbursement should help investors focus on more positive developments. As for patent expirations, the future is more uncertain, but large companies are working on ways to maintain market share, such as signing licensing agreements to establish manufacturer-distributor relationships with generic drug companies.

Q: What were some of the Fund's main areas of emphasis?

A: We focused on biotechnology companies, especially large-capitalization U.S.
   stocks. Many of these firms have shown strong earnings growth due to the introduction of new products that have long patent lives and relatively untapped therapeutic applications. We also maintained the Fund's investments in smaller specialty research firms, such as a Swiss-based company that has pioneered an innovative approach to produce a treatment for pulmonary arterial hypertension. We have stayed away from companies that manufacture medical devices or provide health services, as these have not been as profitable and their prospects appear less certain.

Q: What are some of the most exciting areas in biotechnology?

A: Cancer research, or oncology, has seen some of the most dramatic advances.
   One of the most exciting developments in 2003 was the publication of exciting human trials of a drug used to treat colon cancer. In tests thus far, this treatment has shown the potential to prolong life by approximately 50%.

*It is not possible to invest directly in an Index.

THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

[CHART]

Comparison of Change in Value of a $10,000 Investment in Eaton Vance VT Worldwide Health Sciences Fund vs. the Standard & Poor's 500 and Morgan Stanley Capital EAFE Indexes*

                FUND           FUND            S&P
              VALUE AT      VALUE WITH         500              EAFE
 DATE            NAV       SALES CHARGE       INDEX             INDEX
----------------------------------------------------------------------
  5/2/2001      10,000          N/A           10,000           10,000
 6/30/2001      10,020                         9,757            9,591
 7/31/2001      10,040                         9,661            9,417
 8/31/2001      10,050                         9,056            9,178
 9/30/2001      10,360                         8,325            8,248
10/31/2001      10,880                         8,484            8,460
11/30/2001      11,440                         9,135            8,771
12/31/2001      11,590                         9,215            8,824
 1/31/2002      10,740                         9,080            8,355
 2/28/2002      10,480                         8,905            8,413
 3/31/2002      10,580                         9,240            8,868
 4/30/2002       9,610                         8,680            8,927
 5/31/2002       9,270                         8,616            9,040
 6/30/2002       8,610                         8,003            8,680
 7/31/2002       8,230                         7,379            7,823
 8/31/2002       8,070                         7,428            7,806
 9/30/2002       7,510                         6,621            6,967
10/31/2002       8,190                         7,203            7,342
11/30/2002       8,470                         7,627            7,675
12/31/2002       8,140                         7,179            7,417
 1/31/2003       8,150                         6,991            7,107
 2/28/2003       7,800                         6,886            6,944
 3/31/2003       8,150                         6,953            6,808
 4/30/2003       8,710                         7,525            7,475
 5/31/2003       9,820                         7,921            7,928
 6/30/2003       9,820                         8,023            8,120
 7/31/2003      10,350                         8,164            8,316
 8/31/2003      10,030                         8,323            8,517
 9/30/2003      10,090                         8,235            8,780
10/31/2003      10,140                         8,701            9,327
11/30/2003      10,080                         8,777            9,534
12/31/2003      10,580                         9,237           10,279

Performance+
SEC Average Annual Total Returns

One Year                          29.98%
Life of Fund+                      2.13%

+Inception Date - 5/2/01

* Source: Thomson Financial. Investment operations commenced 5/2/01. The chart uses closest month-end after inception.

The performance chart above compares the Fund's total return with that of broad-based securities market Indexes. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund, the S&P 500 Index - a broad-based, widely recognized index of 500 common stocks traded in the U.S. - and the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE) - a broad-based index of common stocks traded in foreign markets. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Indexes' total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes. Indexes are unmanaged and it is not possible to invest directly in an Index.

+ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. There is no sales charge. Insurance-related charges not included in calculations of returns. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be different.

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND as of December 31, 2003

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 91.26%

                                                                                    PERCENTAGE OF
SECURITY                                                    SHARES   VALUE          NET ASSETS
-------------------------------------------------------------------------------------------------
MAJOR CAPITALIZATION-EUROPE(1) -- 16.05%

Altana AG                                                   15,000   $    905,902       3.73%
Novartis AG                                                 27,400      1,243,994       5.12%
Sanofi-Synthelabo SA                                         9,000        677,723       2.79%
Serono SA, Class B                                           1,500      1,069,739       4.41%
-------------------------------------------------------------------------------------------------
                                                                     $  3,897,358      16.05%
-------------------------------------------------------------------------------------------------

MAJOR CAPITALIZATION-FAR EAST(1) -- 5.11%

Fujisawa Pharmaceutical Co., Ltd.                           21,000   $    447,747       1.84%
Takeda Chemical Industries, Ltd.                            20,000        793,133       3.27%
-------------------------------------------------------------------------------------------------
                                                                     $  1,240,880       5.11%
-------------------------------------------------------------------------------------------------

MAJOR CAPITALIZATION-NORTH AMERICA(1) -- 40.74%

Amgen, Inc.(2)                                              24,000   $  1,483,200       6.11%
Biogen, Inc.(2)                                             18,200        669,396       2.76%
Genentech, Inc.(2)                                          16,500      1,543,905       6.36%
Genzyme Corp.(2)                                            26,400      1,302,576       5.36%
Lilly (Eli) & Co.                                           12,400        872,092       3.59%
MedImmune, Inc.(2)                                          29,000        736,600       3.03%
Pfizer, Inc.                                                30,500      1,077,565       4.44%
Schering-Plough Corp.                                       61,000      1,060,790       4.37%
Wyeth                                                       27,000      1,146,150       4.72%
-------------------------------------------------------------------------------------------------
                                                                     $  9,892,274      40.74%
-------------------------------------------------------------------------------------------------

SPECIALTY CAPITALIZATION-EUROPE -- 3.28%

Acambis plc(2)                                              47,000   $    256,618       1.06%
Actelion Ltd.(2)                                             5,000        539,721       2.22%
-------------------------------------------------------------------------------------------------
                                                                     $    796,339       3.28%
-------------------------------------------------------------------------------------------------

SPECIALTY CAPITALIZATION-FAR EAST -- 3.64%

Chugai Pharmaceuticals Co., Ltd.                            44,000   $    632,677       2.60%
Tanabe Seiyaku Co., Ltd.                                    31,000        251,656       1.04%
-------------------------------------------------------------------------------------------------
                                                                     $    884,333       3.64%
-------------------------------------------------------------------------------------------------

SPECIALTY CAPITALIZATION-NORTH AMERICA -- 22.44%

Abgenix, Inc.(2)                                            14,500   $    180,670       0.74%
Affymetrix, Inc.(2)                                         23,000        566,030       2.33%
Atrix Laboratories, Inc.(2)                                  8,000        192,320       0.79%
Biovail Corp.(2)(3)                                         22,000        472,780       1.95%
Caliper Technologies Corp.(2)                               40,000        263,200       1.08%
Enzon Pharmaceuticals, Inc.(2)                              22,000   $    264,000       1.09%
Gen-Probe, Inc.(2)                                          20,000        729,400       3.00%
Human Genome Sciences, Inc.(2)                              33,000        437,250       1.80%
ICOS Corp.(2)                                               11,000        454,080       1.87%
Ligand Pharmaceuticals, Inc., Class B(2)                    42,000        616,980       2.54%
Molecular Devices Corp.(2)                                   9,700        184,203       0.76%
NPS Pharmaceuticals, Inc.(2)                                14,000        430,360       1.77%
Onyx Pharmaceuticals, Inc.(2)                                8,000        225,840       0.93%
Savient Pharmaceuticals, Inc.(2)                            45,000        207,450       0.86%
Tularik, Inc.(2)                                            14,000        226,100       0.93%
-------------------------------------------------------------------------------------------------
                                                                     $  5,450,663      22.44%
-------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (identified cost $20,286,057)                                     $ 22,161,847
-------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 7.30%

                                                   PRINCIPAL
                                                   AMOUNT                           PERCENTAGE OF
SECURITY                                           (000'S OMITTED)   VALUE          NET ASSETS
-------------------------------------------------------------------------------------------------
Federal Home Loan Bank Discount
Note, 0.75%, 1/2/04                                      $   1,772   $  1,771,963        7.30%
-------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
   (at amortized cost, $1,771,963)                                   $  1,771,963
-------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (identified cost $22,058,020)                                     $ 23,933,810       98.56%
-------------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES                                       $    350,289        1.44%
-------------------------------------------------------------------------------------------------

NET ASSETS                                                           $ 24,284,099      100.00%
-------------------------------------------------------------------------------------------------

(1) Major capitalization is defined as market value of $5 billion or more.

(2) Non-income producing security.

(3) Foreign security.

                       See notes to financial statements.

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND as of December 31, 2003

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2003

ASSETS

Investments, at value (identified cost, $22,058,020)                                   $   23,933,810
Cash                                                                                           17,883
Due from Adviser                                                                               10,695
Receivable for Fund shares sold                                                               332,776
Dividends and interest receivable                                                               4,437
Tax reclaim receivable                                                                          9,800
-----------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                           $   24,309,401
-----------------------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                                       $        3,787
Accrued expenses                                                                               21,515
-----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                      $       25,302
-----------------------------------------------------------------------------------------------------
NET ASSETS FOR 2,294,868 SHARES OF BENEFICIAL INTEREST OUTSTANDING                     $   24,284,099
-----------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                                        $   23,661,217
Accumulated net realized loss (computed on the basis of identified cost)                   (1,254,333)
Net unrealized appreciation (computed on the basis of identified cost)                      1,877,215
-----------------------------------------------------------------------------------------------------
TOTAL                                                                                  $   24,284,099
-----------------------------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
 ($24,284,099 DIVIDED BY 2,294,868 SHARES OF BENEFICIAL INTEREST OUTSTANDING)          $        10.58
-----------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2003

INVESTMENT INCOME

Dividends (net of foreign taxes, $7,342)                                               $      108,129
Interest                                                                                        8,716
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                $      116,845
-----------------------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                                                 $      188,665
Administration fee                                                                             41,306
Trustees' fees and expenses                                                                       184
Service fees                                                                                   41,306
Custodian fee                                                                                  41,006
Legal and accounting services                                                                  29,826
Transfer and dividend disbursing agent fees                                                    12,000
Miscellaneous                                                                                   8,127
-----------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                         $      362,420
-----------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                    $     (245,575)
-----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss)--
   Investment transactions (identified cost basis)                                     $     (798,384)
   Foreign currency transactions                                                              (18,211)
-----------------------------------------------------------------------------------------------------
NET REALIZED LOSS                                                                      $     (816,595)
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)--
   Investments (identified cost basis)                                                 $    5,044,031
   Foreign currency                                                                               852
-----------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                   $    5,044,883
-----------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                                       $    4,228,288
-----------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                             $    3,982,713
-----------------------------------------------------------------------------------------------------

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                                YEAR ENDED           YEAR ENDED
IN NET ASSETS                                                      DECEMBER 31, 2003    DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------------
From operations --
   Net investment loss                                             $        (245,575)   $        (213,917)
   Net realized loss                                                        (816,595)            (463,265)
   Net change in unrealized
      appreciation (depreciation)                                          5,044,883           (3,694,846)
---------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                                 $       3,982,713    $      (4,372,028)
---------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares                                    $      10,563,311    $      13,087,204
   Cost of shares redeemed                                                (3,347,894)          (3,502,950)
---------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                         $       7,215,417    $       9,584,254
---------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                         $      11,198,130    $       5,212,226
---------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                               $      13,085,969    $       7,873,743
---------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                     $      24,284,099    $      13,085,969
---------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND as of December 31, 2003

FINANCIAL HIGHLIGHTS

                                                                YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------
                                                          2003(1)        2002(1)         2001(1)(2)
---------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $    8.140     $   11.590        $   10.000
---------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                     $   (0.141)    $   (0.150)       $   (0.213)
Net realized and unrealized gain (loss)                      2.581         (3.300)            1.803
---------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                     $    2.440     $   (3.450)       $    1.590
---------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                          $   10.580     $    8.140        $   11.590
---------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                              29.98%        (29.77)%           15.90%
---------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                 $   24,284     $   13,086        $    7,874
Ratios (As a percentage of average daily net assets):
   Expenses                                                   2.19%          2.50%             3.80%(4)
   Net investment loss                                       (1.48)%        (1.70)%           (2.90)%(4)
Portfolio Turnover                                              29%             0%(5)             0%(5)
---------------------------------------------------------------------------------------------------

(1) Net investment loss was computed using average shares outstanding.

(2) For the period from the start of business, May 2, 2001, to December 31, 2001.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Annualized.

(5) Portfolio turnover is less than 1%.

                       See notes to financial statements.

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND as of December 31, 2003

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance VT Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund seeks long-term capital growth by investing in a global and diversified portfolio of securities of health sciences companies. The Fund is made available only to separate accounts issued by participating insurance companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATIONS -- Securities listed on a recognized stock exchange, whether U.S. or foreign, are valued at the last reported sale price on that exchange prior to the time when assets are valued or prior to the close of trading on the New York Stock Exchange. In the event that there are no sales, the mean between the latest bid and asked prices will be used. If a security is traded on more than one exchange, the security is valued at the last sale price on the exchange where the stock is primarily traded. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Trustees.

   B INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates.

   C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2003, the Fund, for federal income tax purposes had a capital loss carryover of $798,799, which will expire on December 31, 2010 ($236,807) and December 31, 2011 ($561,992). These amounts will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. At December 31, 2003, net capital losses of $432,465 attributed to security transactions incurred after October 31, 2003, are treated as arising on the first day of the Fund's taxable year ending December 31, 2004.

   At December 31, 2003, the Fund did not have any undistributed ordinary income on a tax basis.

   D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations. For the year ended December 31, 2003, $3 in credit balances were used to reduce the Fund's custodian fee.

   E USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

   F INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

   G EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

   H FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

   I FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as nonhedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains and losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

   J OTHER -- Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

2  DISTRIBUTIONS TO SHAREHOLDERS

   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution annually of all of its net realized capital gains. Distributions are paid in the form of additional shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distribution in cash. Shareholders may reinvest all distributions in shares of the Fund at the net asset value as of the close of business on the ex-dividend date.

   The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital and are primarily due to net operating losses.

3  SHARES OF BENEFICIAL INTEREST

   The Trust has an underwriting agreement relating to the Fund with Eaton Vance Distributors, Inc. (EVD). The underwriting agreement presently provides that EVD, through the Fund's transfer agent, accepts orders for shares at net asset value and no sales commission or load is charged. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products. The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At December 31, 2003, two shareholders each owned more than 10% of the Fund's shares outstanding, aggregating 93%. Transactions in Fund shares were as follows:

                                                        YEAR ENDED DECEMBER 31,
                                                     -----------------------------
                                                         2003            2002
   -------------------------------------------------------------------------------
   Sales                                                 1,055,089       1,359,523
   Redemptions                                            (367,761)       (431,632)
   -------------------------------------------------------------------------------
   NET INCREASE                                            687,328         927,891
   -------------------------------------------------------------------------------

4  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   Pursuant to the Advisory Agreement, OrbiMed Advisors, LLC (OrbiMed) serves as the Investment Adviser of the Fund. Under this agreement, OrbiMed receives a monthly fee at the annual rate of 1% of the Fund's first $30 million in average net assets, 0.90% of the next $20 million in average net assets, 0.75% of the next $450 million in average net assets, and 0.70% of the next $500 million in average net assets. The fee rate declines for net assets of $1 billion and greater. In addition, effective May 1, 2002, OrbiMed's fee is subject to an upward or downward performance fee adjustment of up to 0.25% of the average daily net assets of the Fund based upon the investment performance of the Fund compared to the Standard &

   Poor's Index of 500 Common Stocks over specified periods. For the year ended December 31, 2003, the fee was equivalent to 1.14% of the Fund's average daily net assets and amounted to $188,665.

   Under an Administration Agreement between the Fund and its Administrator, Eaton Vance Management (EVM), EVM manages and administers the affairs of the Fund. EVM earns a monthly fee at the annual rate of 0.25% of average daily net assets. For the year ended December 31, 2003, the administration fee was 0.25% of average net assets and amounted to $41,306.

   Except for Trustees of the Fund who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser and administration fees. Certain officers and Trustees of the Fund are officers of the above organizations.

5  SERVICE FEES

   The Fund has adopted a service plan that allows the Fund to pay service fees to insurance companies for providing personal and/or account services to account holders of insurance product separate accounts, which is equal to 0.25% of daily average net assets. Service fees for the year ended December 31, 2003 amounted to $41,306.

6  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

7  PURCHASES AND SALES OF INVESTMENTS

   Purchases and sales of investments, other than short-term obligations, aggregated $9,970,260 and $4,454,394, respectively, for the year ended December 31, 2003.

8  LINE OF CREDIT

   The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2003.

9  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investment securities of the Fund at December 31, 2003, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                                                 $  22,081,089
   ----------------------------------------------------------------------------
   Gross unrealized appreciation                                  $   3,303,885
   Gross unrealized depreciation                                     (1,451,164)
   ----------------------------------------------------------------------------
   NET UNREALIZED APPRECIATION                                    $   1,852,721
   ----------------------------------------------------------------------------

   The net unrealized appreciation on foreign currency was $1,425 at December 31, 2003.

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND as of December 31, 2003

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of
Eaton Vance VT Worldwide Health Sciences Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance VT Worldwide Health Sciences Fund, a series of Eaton Vance Variable Trust, (the "Fund") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2004

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts, 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., and "Lloyd George" refers to Lloyd George Investment Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM.

                                        TERM OF                                    NUMBER OF PORTFOLIOS
                           POSITION    OFFICE AND                                    IN FUND COMPLEX
        NAME AND           WITH THE    LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY
      DATE OF BIRTH          TRUST      SERVICE         DURING PAST FIVE YEARS          TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(S)

Jessica M. Bibliowicz      Trustee     Since 2000  Chairman, President and Chief          193              Director of National
11/28/59                                           Executive Officer of National                            Financial Partners
                                                   Financial Partners (financial
                                                   services company) (since April
                                                   1999). President and Chief
                                                   Operating Officer of John A.
                                                   Levin & Co. (registered
                                                   investment adviser) (July 1997
                                                   to April 1999) and a Director
                                                   of Baker, Fentress & Company,
                                                   which owns John A. Levin & Co.
                                                   (July 1997 to April 1999). Ms.
                                                   Bibliowicz is an interested
                                                   person because of her
                                                   affiliation with a brokerage
                                                   firm.

James B. Hawkes           Trustee and  Since 2000  Chairman, President and Chief          195               Director of EVC
11/9/41                    President               Executive Officer of BMR, EVC,
                                                   EVM and EV; Director of EV;
                                                   Vice President and Director of
                                                   EVD. Trustee and/or officer of
                                                   195 registered investment
                                                   companies in the Eaton Vance
                                                   Fund Complex. Mr. Hawkes is an
                                                   interested person because of
                                                   his positions with BMR, EVM,
                                                   EVC and EV, which are
                                                   affiliates of the Fund.
                                        TERM OF                                    NUMBER OF PORTFOLIOS
                           POSITION    OFFICE AND                                    IN FUND COMPLEX
        NAME AND           WITH THE    LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY
      DATE OF BIRTH          TRUST      SERVICE         DURING PAST FIVE YEARS          TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III      Trustee      Since 2000  Jacob H. Schiff Professor of           195               Director of Tiffany &
2/23/35                                            Investment Banking Emeritus,                           Co. (specialty retailer)
                                                   Harvard University Graduate                               and Telect, Inc.
                                                   School of Business                                       (telecommunication
                                                   Administration.                                            services company)

William H. Park           Trustee      Since 2003  President and Chief Executive          192                       None
9/19/47                                            Officer, Prizm Capital
                                                   Management, LLC (investment
                                                   management firm) (since 2002).
                                                   Executive Vice President and
                                                   Chief Financial Officer, United
                                                   Asset Management Corporation (a
                                                   holding company owning
                                                   institutional investment
                                                   management firms) (1982-2001).

Ronald A. Pearlman        Trustee      Since 2003  Professor of Law, Georgetown           192                       None
7/10/40                                            University Law Center (since
                                                   1999). Tax Partner, Covington &
                                                   Burling, Washington, DC
                                                   (1991-2000).

                                        TERM OF                                      NUMBER OF PORTFOLIOS
                           POSITION    OFFICE AND                                      IN FUND COMPLEX
       NAME AND            WITH THE    LENGTH OF       PRINCIPAL OCCUPATION(S)           OVERSEEN BY
      DATE OF BIRTH          TRUST      SERVICE         DURING PAST FIVE YEARS            TRUSTEE(1)      OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(S) (CONTINUED)

Norton H. Reamer          Trustee      Since 2000  President, Chief Executive                  195                  None
9/21/35                                            Officer and a Director of Asset
                                                   Management Finance Corp. (a
                                                   specialty finance company serving
                                                   the investment management
                                                   industry) (since October 2003).
                                                   President, Unicorn Corporation
                                                   (an investment and financial
                                                   advisory services company) (since
                                                   September 2000). Formerly,
                                                   Chairman, Hellman, Jordan
                                                   Management Co., Inc. (an
                                                   investment management company)
                                                   (2000-2003). Formerly, Advisory
                                                   Director of Berkshire Capital
                                                   Corporation (investment banking
                                                   firm) (2002-2003). Formerly,
                                                   Chairman of the Board, United
                                                   Asset Management Corporation (a
                                                   holding company owning
                                                   institutional investment
                                                   management firms) and Chairman,
                                                   President and Director, UAM Funds
                                                   (mutual funds) (1980-2000).

Lynn A. Stout             Trustee      Since 2000  Professor of Law, University of             195                  None
9/14/57                                            California at Los Angeles School
                                                   of Law (since July 2001).
                                                   Formerly, Professor of Law,
                                                   Georgetown University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                          TERM OF
                        POSITION        OFFICE AND
  NAME AND              WITH THE         LENGTH OF     PRINCIPAL OCCUPATION(S)
DATE OF BIRTH             TRUST           SERVICE      DURING PAST FIVE YEARS
-------------------------------------------------------------------------------
Thomas P. Huggins      Vice President    Since 2000    Vice President of EVM and
3/7/66                                                 BMR. Officer of 8
                                                       registered investment
                                                       companies managed by EVM
                                                       and BMR.

Samuel D. Isaly        Vice President    Since 2000    Managing Partner of
3/12/45                                                OrbiMed Advisors LLC.
                                                       Officer of 5 registered
                                                       investment companies
                                                       managed by EVM or BMR.

Martha G. Locke        Vice President    Since 2002    Vice President of EVM and
6/21/52                                                BMR. Officer of 5
                                                       registered investment
                                                       companies managed by EVM
                                                       and BMR.

Scott H. Page          Vice President    Since 2000    Vice President of EVM and
11/30/59                                               BMR. Officer of 13
                                                       registered investment
                                                       companies managed by EVM
                                                       or BMR.

Jacob Rees-Mogg        Vice President    Since 2000    Investment Manager of
5/24/69                                                Lloyd George. Officer of
                                                       4 registered investment
                                                       companies managed by EVM
                                                       and BMR.

Duncan W. Richardson   Vice President    Since 2000    Senior Vice President and
10/26/57                                               Chief Equity Investment
                                                       Officer of EVM and BMR.
                                                       Officer of 42 registered
                                                       investment companies
                                                       managed by EVM or BMR.

Payson F. Swaffield    Vice President    Since 2000    Vice President of EVM and
8/13/56                                                BMR. Officer of 13
                                                       registered investment
                                                       companies managed by EVM
                                                       or BMR.

Michael Weilheimer     Vice President    Since 2000    Vice President of EVM and
2/11/61                                                BMR. Officer of 10
                                                       registered investment
                                                       companies managed by EVM
                                                       or BMR.

Alan R. Dynner            Secretary      Since 2000    Vice President, Secretary
10/10/40                                               and Chief Legal Officer
                                                       of BMR, EVM, EVD, EV and
                                                       EVC. Officer of 195
                                                       registered investment
                                                       companies managed by EVM
                                                       or BMR.

James L. O'Connor         Treasurer      Since 2000    Vice President of BMR,
4/1/45                                                 EVM and EVD. Officer of
                                                       116 registered investment
                                                       companies managed by EVM
                                                       or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

         ADMINISTRATOR OF EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

            ADVISER OF EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND
                              ORBIMED ADVISORS LLC
                                 767 3RD AVENUE
                               NEW YORK, NY 10017

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                             INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                                 125 HIGH STREET
                                BOSTON, MA 02110


                  EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

    THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION ON THE FUND, INCLUDING ITS SALES CHARGES AND
    EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND
                                  MONEY.

                                                                         VTHSSRC

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (a fixed income investment management firm). Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation ("UAM") (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company). Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)-(d)

The following table presents aggregate fees billed to the registrant for the fiscal years ended December 31, 2002, and 2003 by the registrant's principal accountant for professional services rendered for the audit of the registrant's annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

YEARS ENDED DECEMBER 31,                2003             2002
--------------------------------------------------------------------
Audit Fees                        $  21,100          $  18,700

Audit-Related Fees(1)             $       0          $       0

Tax Fees(2)                       $   3,350          $   2,920

All Other Fees(3)                 $       0          $       0
                                  ----------------------------------
Total                             $  24,450          $  21,620
                                  ==================================

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3) All other fees consist of the aggregate fees billed for products and services provided by the registrant's principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant's audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the

Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and
(ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant's audit committee at least annually. The registrant's audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant's principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant's audit committee pursuant to the "de minimis exception" set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by the registrant's principal accountant for services rendered to the registrant for each of the registrant's last two fiscal years (2002 and 2003) were $2,920 and $3,350, respectively. No non-audit fees were billed by the registrant's principal accountant for services rendered to OrbiMed Advisors LLC, the registrant's investment adviser, for each of the registrant's last two fiscal years (2002 and 2003). Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by the registrant's principal accountant for services rendered to the Eaton Vance organization (which includes certain entities providing ongoing services to the registrant) for each of the registrant's last two fiscal years (2002 and 2003) were $0 and $0, respectively.

(h) The registrant's audit committee has considered whether the provision by the registrant's principal accountant of non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Required in Filing.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES


Not required in this filing.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS

(a)(1)         Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)(2)(i)      Treasurer's Section 302 certification.
(a)(2)(ii)     President's Section 302 certification.
(b)            Combined Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EATON VANCE VARIABLE TRUST (ON BEHALF OF (EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND))


By:  /S/ James B. Hawkes
     ---------------------
     James B. Hawkes

     President

Date:       February 11, 2004
            -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:  /S/ James L. O'Connor
     -------------------------
     James L. O'Connor
     Treasurer


Date:       February 11, 2004
            -----------------


By:  /S/ James B. Hawkes
     ---------------------
     James B. Hawkes
     President


Date:       February 11, 2004
            -----------------